Supplement to the
Fidelity® Stock Selector Small Cap Fund
Class A, Class T, Class C and Class I
December 30, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

The following information replaces similar information found in the “Investment Details” section under the “Principal Investment Strategies” heading.

The Adviser allocates the fund's assets across different market sectors, using different Fidelity managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities.

ASCS-17-01 1.847517.122	March 1, 2017